                                                                 EXHIBIT 10.2.33

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

          The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.


Exhibit                                                  Annual Base        Percentage Rent
Number          Percentage Lease Description                 Rent               Formula
-------         ----------------------------           ---------------          -------
10.2.33      Lease Agreement dated as of August 7,         $824,900      39% of room revenue
             1997 by and between Sunstone Hotel                          up to $174,596, plus
             Investors, L.P. as lessor and Sunstone                      60% of room revenue
             Hotel Properties, Inc., as lessee, for                      in excess of $174,596
             the Crystal Suites located in Anaheim,                      plus 5% of food and
             California.                                                 beverage revenue, plus
                                                                         100% of sublease and
                                                                         concession revenue and
                                                                         other net revenues.